UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2023

Screaming Eagle Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41203	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

955 Fifth Avenue New York, New York	10075
(Address of principal executive offices)	(Zip Code)

(310) 209-7280

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	SCRMU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 par value	SCRM	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	SCRMW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On December 22, 2023, Screaming Eagle Acquisition Corp., a Cayman Islands exempted company (“SEAC”), entered into the Business Combination Agreement, as defined and described below, and certain other agreements related thereto, each as described below.

Business Combination Agreement

On December 22, 2023, SEAC, SEAC II Corp., a Cayman Islands exempted company and a wholly owned subsidiary of SEAC (“New SEAC”), SEAC MergerCo, a Cayman Islands exempted company and a wholly owned subsidiary of New SEAC (“MergerCo”), 1455941 B.C. Unlimited Liability Company, a British Columbia unlimited liability company and a wholly owned subsidiary of SEAC (“New BC Sub”), Lions Gate Entertainment Corp., a British Columbia corporation (“LG Parent”), LG Sirius Holdings ULC, a British Columbia unlimited liability company and a wholly owned subsidiary of LG Parent (“Studio HoldCo”) and LG Orion Holdings ULC, a British Columbia unlimited liability company (“StudioCo”) entered into a Business Combination Agreement (the “Business Combination Agreement”), pursuant to which, among other things and subject to the terms and conditions contained therein, (i) SEAC will merge with and into MergerCo (the “SEAC Merger”) with MergerCo surviving the SEAC Merger as a direct, wholly owned subsidiary of New SEAC (the resulting entity referred to herein as MergerCo or, where specified, the “SEAC Merger Surviving Company”), (ii) SEAC Merger Surviving Company will distribute all of its assets lawfully available for distribution to New SPAC by way of a cash dividend (the “Cash Distribution”), (iii) SEAC Merger Surviving Company will transfer by way of continuation from the Cayman Islands to British Columbia in accordance with the Cayman Islands Companies Act (as revised) (the “Companies Act”) and convert to a British Columbia unlimited liability company in accordance with the applicable provisions of the Business Corporations Act (British Columbia) (the “BC Act”) (the “MergerCo Domestication and Conversion”), (iv) New SEAC will transfer by way of continuation from the Cayman Islands (the “New SEAC Domestication”, and together with the MergerCo Domestication and Conversion, the “Domestications”) to British Columbia in accordance with the Companies Act and continue as a British Columbia company in accordance with the applicable provisions of the BC Act, (v) SEAC Merger Surviving Company and New BC Sub will amalgamate (the “MergerCo Amalgamation”) to form one corporate entity (“MergerCo Amalco”), with the attributes and effects set out in a Plan of Arrangement (“Plan of Arrangement”), (vi) New SEAC and MergerCo Amalco shall amalgamate (the “SEAC Amalgamation”) to form one corporate entity (“SEAC Amalco”) in accordance with the terms of the Plan of Arrangement and (vii) StudioCo and SEAC Amalco shall amalgamate (the “StudioCo Amalgamation” and together with the MergerCo Amalgamation and the SEAC Amalgamation, the “Amalgamations”) to form one corporate entity ( “Pubco”), with the attributes and effects set out in the Plan of Arrangement. The SEAC Merger, the Cash Distribution, and the Amalgamations, together with the other transactions contemplated by the Business Combination Agreement, the Plan of Arrangement and all other agreements, certificates and instruments entered into in connection therewith, are referred to herein as the “Proposed Transactions.”

LG Parent, and its StudioCo business, possess a world-class motion picture and television studio operation, which aims to provide a unique and varied portfolio of entertainment for consumers around the world. Its film and television businesses are backed by an 18,000-title library and a valuable collection of iconic film and television franchises.

Repurchase and Conversion of Securities

Unit Separation

Pursuant to the terms of the Business Combination, one business day prior to the date of the closing of the Proposed Transactions (the “Closing” and the date of the Closing, the “Closing Date”), each of the Class A ordinary shares, par value $0.0001 per share, of SEAC (the “SEAC Class A Ordinary Shares”) and warrants of SEAC, each of which entitle the holder thereof to purchase one SEAC Class A Ordinary Share at an exercise price of $11.50 per share (the “SEAC Public Warrants”), comprising the units of SEAC issued in SEAC’s initial public offering (the “SEAC IPO”) will automatically detach, and each holder of such units will then hold one SEAC Class A Ordinary Share and one-third of one SEAC Warrant (the “Unit Separation”).

Warrant Exchange

One business day prior to the Closing Date, immediately following the Unit Separation, (i) subject to the approval by the holders of SEAC Public Warrants, each then issued and outstanding SEAC Public Warrant will be automatically exchanged for $0.50 in cash pursuant to an amendment to SEAC’s warrant agreement, entered into in connection with the SEAC IPO, by and between SEAC and Continental Stock Transfer & Trust Company, as warrant agent (the “SEAC Warrant Agreement Amendment”), to be entered into as of the Closing Date (the “Public Warrants Exchange”) and (ii) all of the issued and outstanding private placement warrants, which Eagle Equity Partners V, LLC (the “Sponsor”) purchased in a private placement concurrently with the SEAC IPO (the “Private Placement Warrants”), will be forfeited and cancelled for no consideration (the “Private Placement Warrants Forfeiture”).

Sponsor Securities Repurchase

One business day prior to the Closing Date, immediately prior to the Class B Conversion (as defined below), each then issued and outstanding Class B ordinary share of SEAC, par value $0.0001 per share (the “SEAC Class B Ordinary Shares” and, together with the SEAC Class A Ordinary Shares, the “SEAC Ordinary Shares”), held by the Sponsor or any of its affiliates or permitted transferees, in excess of 1,800,000 SEAC Class B Ordinary Shares, will be repurchased by SEAC for an aggregate purchase price consisting of (x) $1.00 and (y) the SEAC Sponsor Options (as defined below) (the “Sponsor Securities Repurchase”). In connection with the Sponsor Securities Repurchase, SEAC and the Sponsor will enter into the Sponsor Option Agreement (as defined below).

Class B Conversion

One business day prior to the Closing Date, immediately following the Sponsor Securities Repurchase, each of 2,010,000 of the remaining SEAC Class B Ordinary Shares, will automatically convert into one SEAC Class A Ordinary Share. Any remaining SEAC Class B Ordinary Shares will be deemed cancelled and surrendered for no consideration pursuant to a surrender letter (the “Class B Conversion”).

SEAC Merger

One business day prior to the Closing Date and immediately following the Class B Conversion, in connection with the SEAC Merger, each of the then issued and outstanding SEAC Class A Ordinary Shares, will be exchanged for one Class A ordinary share in the authorized share capital of New SEAC (the “New SEAC Class A Ordinary Shares”).

Notwithstanding the foregoing, if the amount remaining in the SEAC trust account (the “trust account”) after redemptions exceeds $175,000,000, subject to certain reductions, then, instead of converting on a one-for-one basis, each issued and outstanding SEAC Class A Ordinary Share (excluding those converted as part of the Class B Conversion, those purchased by PIPE Investors (as defined below) in open-market purchases for which they have exercised their reduction right in accordance with the terms of the Subscription Agreements (as defined below) (such shares, the “Reduction Right Shares”), and those held by investors pursuant to the terms of certain non-redemption agreements that may be entered into by SEAC before the Closing (the “Discounted Non-Redemption Agreements”), all such shares collectively, the “Non-Adjusted SEAC Class A Shares”) shall be cancelled and extinguished and converted into right to receive (i) such amount of the SEAC Cash Consideration (as defined in the Business Combination Agreement) calculated based on a formula related to the cash remaining in the trust account, the number of SEAC Class A Ordinary Shares submitted for the redemption and the closing redemption price and (ii) a number of New SEAC Class A Ordinary shares equal to the quotient of (x) the closing redemption price minus the SEAC Cash Consideration, divided by (y) the closing redemption price.

In addition, each issued and outstanding Non-Adjusted SEAC Class A Share shall be automatically cancelled and extinguished and converted into the right to receive one New SEAC Class A Ordinary Share, and each issued and outstanding SEAC Sponsor Option will convert automatically, on a one-for-one basis, into an option (the “New SEAC Sponsor Option”) to purchase New SEAC Class A Ordinary Shares.

Domestications

Concurrently with and as part of the MergerCo Domestication and Conversion, each then-issued and outstanding Class A ordinary share of SEAC Merger Surviving Company will be reclassified as a Class A Common Share of SEAC Merger Surviving Company (the “MergerCo Class A Common Shares”).

Concurrently with and as part of the New SEAC Domestication, each New SEAC Class A Ordinary Share will be reclassified as a Class A common share in the authorized share capital of New SEAC (each a “New SEAC Class A Common Share”) and each New SEAC Sponsor Option issued and outstanding immediately prior to the New SEAC Domestication will become, in accordance with the terms of the Sponsor Option Agreement and without any further act by the holder thereof, exercisable to purchase New SEAC Class A Common Shares (the “New SEAC (BC) Sponsor Option”).

MergerCo Amalgamation

Pursuant to the MergerCo Amalgamation, which will take place on the Closing Date, immediately prior to the SEAC Amalgamation, and subject to the terms and conditions of the Business Combination Agreement and pursuant to the Plan of Arrangement, (i) SEAC Merger

Surviving Company and New BC Sub will amalgamate to form MergerCo Amalco, (ii) Articles of Domestication of MergerCo (as modified to reflect MergerCo as an unlimited liability company) will be adopted as the articles of MergerCo Amalco following the MergerCo Amalgamation, (iii) the shares of New BC Sub will be cancelled on the MergerCo Amalgamation without any repayment of capital in respect of those shares, (iv) each of the MergerCo Class A Common Shares issued and outstanding immediately prior to the MergerCo Amalgamation remain outstanding as Class A common shares of MergerCo Amalco (the “MergerCo Amalco Common Shares”), and (iv) the directors and officers of MergerCo immediately prior to the MergerCo Amalgamation will be the directors and officers of MergerCo Amalco following the MergerCo Amalgamation.

SEAC Amalgamation

Pursuant to the SEAC Amalgamation, on the Closing Date, immediately following the MergerCo Amalgamation, and subject to the terms and conditions of the Business Combination Agreement and pursuant to the Plan of Arrangement, (i) New SEAC and MergerCo Amalco shall amalgamate to form SEAC Amalco, (ii) Articles of Domestication of New SEAC will be adopted as the articles of SEAC Amalco following the SEAC Amalgamation, (iii) each of the New SEAC Class A Common Shares issued and outstanding immediately following the Domestication and prior to the SEAC Amalgamation remain outstanding as Class A common shares of SEAC Amalco (the “SEAC Amalco Common Shares”), (iv) each New SEAC (BC) Sponsor Option issued and outstanding immediately prior to the SEAC Amalgamation will be cancelled in exchange for one (1) option to purchase SEAC Amalco Common Shares (the “SEAC Amalco Sponsor Option”), and (v) the directors and officers of New SEAC immediately prior to the SEAC Amalgamation will be the directors and officers of SEAC Amalco following the SEAC Amalgamation.

Pursuant to the MergerCo Amalgamation and the SEAC Amalgamation, New SEAC will survive and SEAC’s shareholders will become shareholders of New SEAC.

StudioCo Amalgamation

Pursuant to the StudioCo Amalgamation, on the Closing Date, immediately following the SEAC Amalgamation and subject to the terms and conditions of the Business Combination Agreement and pursuant to the Plan of Arrangement, (i) StudioCo and SEAC Amalco will amalgamate to form Pubco, with the attributes and effects set out in the Plan of Arrangement, (ii) the articles of Pubco will be the articles substantially in the form attached to the Business Combination Agreement as Exhibit B (the “Pubco Closing Articles”), (iii) the directors of SEAC Amalco immediately prior to the StudioCo Amalgamation will resign and be replaced by the individuals to be designated by LG Parent prior to the Closing (the “Post-Closing Directors”), and (iv) the officers of SEAC Amalco immediately prior to the StudioCo Amalgamation will resign and be replaced by the officers of StudioCo immediately prior to the Closing (collectively with the Post-Closing Directors, the “Post-Closing Officers and Directors”).

Pursuant to the StudioCo Amalgamation, (i) each then issued and outstanding SEAC Amalco Common Share will be cancelled in exchange for one (1) common shares, without par value, in the authorized share capital of Pubco (the “Pubco Common Shares”), (ii) each then issued and outstanding common share, without par value, of StudioCo (the “StudioCo Common Shares”) will be cancelled in exchange for a number of Pubco Common Shares equal to the StudioCo Issuance Amount, as defined in the Business Combination Agreement, and (iii) each SEAC Amalco Sponsor Option issued and outstanding immediately prior to the StudioCo Amalgamation will become an option to purchase Pubco Common Shares (the “Pubco Sponsor Option”), in accordance with the terms of the Sponsor Option Agreement (as defined below).

Each of the MergerCo Amalgamation, the SEAC Amalgamation and the StudioCo Amalgamation will occur pursuant to the Plan of Arrangement, to be approved by SEAC’s shareholders at the SEAC Shareholders Meeting. As a result of the Proposed Transactions, including the SEAC Merger and the Amalgamations discussed above, all holders of issued and outstanding SEAC Ordinary Shares, before the SEAC Merger, will become holders of Pubco Common Shares and, in the case of the Sponsor, the Pubco Sponsor Option, subject to the occurrence of the SEAC Cash Consideration Trigger, where certain holders will receive such amount of the SEAC Cash Consideration as contemplated in the Business Combination Agreement.

Representations, Warranties and Covenants; Indemnification

The Business Combination Agreement contains customary representations and warranties by the parties thereto, as more particularly set forth in the Business Combination Agreement. The Business Combination Agreement also contains customary pre-Closing covenants of the parties, including the obligation of SEAC and LG Parent and their respective subsidiaries to conduct their businesses in the ordinary course and to refrain from taking certain specified actions, subject to certain exceptions, without the prior written consent of certain counterparties to the Business Combination Agreement.

The Business Combination Agreement does not provide for indemnification with respect to any of the representations and warranties of the parties thereto. Additionally, Pubco will assume all rights and obligations of SEAC, New SEAC, New BC Sub and SEAC Amalco and each of their successors under all indemnification agreements then in effect between SEAC (or any of its subsidiaries, including any of its and their successors) and any person who is or was a director or officer of SEAC or Sponsor, subject to limitations as provided in the Business Combination Agreement, which indemnification agreements shall continue to be effective following the Closing.

Registration Statement / Proxy Statement

As promptly as reasonably practicable after the date of the Business Combination Agreement, SEAC, New SEAC (which will become Pubco pursuant to the StudioCo Amalgamation) and LG Parent will prepare and New SEAC will file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 relating to the Proposed Transactions (the “Registration Statement”), which will contain a proxy statement relating (i) to a meeting of the SEAC Shareholders (the “SEAC Shareholders Meeting”) to be held to consider, among other things, (x) approval of the Domestication, (y) approval of the Proposed Transactions (including the approval and adoption of the Business Combination Agreement and the Plan of Arrangement) and (z) the adoption and approval of any other proposals the parties deem necessary to effectuate the Proposed Transactions and (ii) the SEAC Public Warrant Holders Meeting (the “SEAC Public Warrant Holders Meeting”) to be held to consider the approval and adoption of an amendment to effectuate the Public Warrant Exchange (the “SEAC Public Warrant Amendment”), and a prospectus that Pubco will use to offer the Pubco Common Shares to be issued in connection with the Proposed Transactions.

Conditions to the Parties’ Obligations to Consummate the Amalgamations

Under the Business Combination Agreement, the obligations of the parties to consummate the Amalgamations are subject to certain conditions, including (i) the requisite approval by SEAC’s shareholders having been obtained; (ii) the final order (the “Final Order”) of the Supreme Court of British Columbia (the “Court”) pursuant to section 291 of the BC Act, approving the Arrangement and not having amended, modified or supplemented the same in a manner unacceptable to the parties; (iii) the absence of specified adverse laws, rules, regulations, judgments, decrees, executive orders or awards making the Proposed Transactions illegal or otherwise prohibiting their consummation; (iv) the Pubco Common Shares having been accepted for listing on the Nasdaq Stock Market LLC (“Nasdaq”) or another national securities exchange mutually agreed to in writing by the parties to the Business Combination Agreement (the “Stock Exchange”); (v) the Registration Statement having been declared effective by the SEC under the Securities Act of 1933, as amended (the “Securities Act”), no stop order suspending the effectiveness of the Registration Statement being in effect, and no proceedings for purposes of suspending the effectiveness of the Registration Statement having been initiated or threatened in writing by the SEC; (v) the Subscription Agreements (as defined below) not having been terminated, all closing conditions to the PIPE Investment (as defined below) having been satisfied or waived and the PIPE Investment Amount (as defined below) having been received and (vi) the required approvals for the Arrangement Resolution as set forth in the interim order by the Court not having been modified or repealed.

The obligations of SEAC to consummate the Amalgamations are further subject to additional conditions, including: (i) the truth and accuracy of the representations and warranties of LG Parent, subject to the materiality standards contained in the Business Combination Agreement; (ii) material compliance by LG Parent, StudioCo and Studio HoldCo with their respective agreements and covenants under the Business Combination Agreement; (iii) no Studio Material Adverse Effect (as defined in the Business Combination Agreement) having occurred; (iv) receipt of a customary officer’s certificate of LG Parent, certifying the satisfaction of the conditions listed in clauses (i) through (iii) above, (v) the Pre-Closing Restructuring (as defined in the Business Combination Agreement) having occurred; and (vi) the closing of the acquisition by LG Parent, or one of its subsidiaries, of the equity interests in certain subsidiaries of Hasbro, Inc. engaged in the “eOne” business having occurred.

The obligations of LG Parent, StudioCo and Studio HoldCo to consummate the Amalgamations are further subject to additional conditions, including: (i) the truth and accuracy of the representations and warranties of SEAC, subject to the materiality standards contained in the Business Combination Agreement; (ii) material compliance by SEAC, New SEAC, Merger Co and New BC Sub (the three subsidiaries of SEAC collectively, the “SEAC Entities”) with their respective covenants under the Business Combination Agreement; (iii) material completion of the transaction steps required to be undertaken by SEAC and the SEAC Entities prior to the

StudioCo Amalgamation, (iv) a customary officer’s certificate of SEAC, certifying the satisfaction of the conditions listed in clauses (i) through (iii) above and (v) and (vi) below; (iv) each officer and director of SEAC Amalco having delivered a written resignation in form and substance reasonably satisfactory to LG Parent, effective as of or prior to the StudioCo Amalgamation; (v) the Aggregate Transaction Proceeds (as defined below) being equal to $350,000,000 or a greater amount as approved by each of SEAC and LG Parent, with at least $175,000,000 of which being held in SEAC’s trust account (“Minimum Trust Account Condition”), subject to adjustments as contemplated in the Business Combination Agreement; (vi) the SEAC Warrant Agreement Amendment not having been terminated; and (vii) the material compliance by the Sponsor under the Sponsor Support Agreement.

“Aggregate Transaction Proceeds” means an amount equal to the sum of (a) the amount of cash available in SEAC’s trust account at Closing (after, for the avoidance of doubt, giving effect to the Redemption but, for the avoidance of doubt, prior to the Public Warrants Exchange or the payment of any transaction expenses) plus (b) the aggregate cash proceeds actually received or deemed received by Pubco, SEAC, New SEAC or any of their applicable successors or assigns in respect of the PIPE Investment.

Termination Rights

The Business Combination Agreement may be terminated at any time prior to the Closing (i) by mutual written consent of SEAC and LG Parent; (ii) by either SEAC or LG Parent upon the occurrence of any of the following: (a) if the Closing has not occurred prior to June 15, 2024 (the “Outside Date”, which can be extended to July 31, 2024 by SEAC or LG Parent subject to the conditions in the Business Combination Agreement), (b) by SEAC or LG Parent if any governmental entity has enacted, issued, promulgated, enforced or entered any injunction, order, decree or ruling which has become final and nonappealable and has the effect of permanently restraining, enjoining or otherwise prohibiting the Proposed Transactions, except that such termination right will not apply as a result of the refusal of the Court to issue a Final Order in respect of the Plan of Arrangement; or (c) by SEAC or LG Parent if the requisite approvals are not obtained from SEAC’s shareholders, except that such termination right will not be available to any party to the Business Combination Agreement whose failure to fulfill any of its obligations or breach of any of its representations and warranties under the Business Combination Agreement has been the cause of, or resulted in, the failure to receive the SEAC shareholders’ approval of the Proposed Transactions; (iii) by SEAC upon a breach of any representation, warranty, covenant or agreement on the part of LG Parent, Studio HoldCo or StudioCo set forth in the Business Combination Agreement, or if any representation or warranty of LG Parent, Studio HoldCo or StudioCo shall have become untrue; (iv) by LG Parent upon a breach of any representation, warranty, covenant or agreement on the part of SEAC or the SEAC Entities set forth in the Business Combination Agreement, or if any representation or warranty of SEAC or the SEAC Entities shall have become untrue; or (v) by LG Parent, at any time prior to SEAC’s receipt of the SEAC Shareholder Approvals, if SEAC or the SEAC Board effects a Change in Recommendation (as defined in the Business Combination Agreement).

Effect of Termination

If the Business Combination Agreement is terminated, the agreement will become void, and there will be no liability under the Business Combination Agreement on the part of any party thereto, except as set forth in the Business Combination Agreement. The Business Combination Agreement provides that no such termination shall affect any liability on the part of any party for Fraud or a Willful Breach (as defined in the Business Combination Agreement) of the Business Combination Agreement.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Business Combination Agreement and the Proposed Transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement filed with this Current Report on Form 8-K. The Business Combination Agreement is included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about SEAC, New SEAC, MergerCo, New BC Sub, LG Parent, Studio HoldCo, or StudioCo. In particular, the assertions embodied in representations and warranties by SEAC, New SEAC, MergerCo, New BC Sub, LG Parent, Studio HoldCo, and StudioCo contained in the Business Combination Agreement are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement, including being qualified by confidential information in the disclosure schedules provided by the parties in connection with the execution of the Business Combination Agreement, and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to security holders. The confidential disclosures contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Moreover, certain representations and warranties in the Business Combination Agreement were used for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, security holders should not rely on the representations and warranties in the Business Combination Agreement as characterizations of the actual state of facts about SEAC, New SEAC, MergerCo, New BC Sub, LG Parent, Studio HoldCo, or StudioCo. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in SEAC’s public disclosures.

Subscription Agreements

Concurrently with the execution of the Business Combination Agreement, SEAC, New SEAC and LG Parent entered into subscription agreements with certain institutional and accredited investors (the “PIPE Investors” and the subscription agreements, the “Subscription Agreements”) pursuant to which the PIPE Investors have agreed, subject to the terms and conditions set forth therein, to subscribe for and purchase from Pubco, immediately following the Amalgamations, an aggregate of approximately 18,172,378 Pubco Common Shares (the “PIPE Shares”), at a purchase price of $9.63 per share, for an aggregate cash amount of $175,000,000 (such aggregate cash amount, the “PIPE Investment Amount,” and such transactions, the “PIPE Investment”).

Pursuant to the Subscription Agreements, PIPE Investors may elect to reduce the number of PIPE Shares it is obligated to purchase under its Subscription Agreement (the “Reduction Right”), on a one-for-one basis, up to the total amount of PIPE Shares subscribed thereunder, to the extent PIPE Investor (i) purchases SEAC Class A Ordinary Shares in open market transactions at a price of less than the Closing redemption price per-share prior to the record date established for voting at the SEAC Shareholder Meeting (the “Open-Market Purchase Shares”), but only if the PIPE Investor agrees, with respect to such Open-Market Purchase Shares, to (A) not sell or transfer any such Open-Market Purchase Shares prior to the Closing (B) not vote any such Open-Market Purchase Shares in favor of approving the Proposed Transactions and instead submits a proxy abstaining from voting thereon and (C) to the extent such investor has the right to have all or some of its Open-Market Purchase Shares redeemed for cash in connection with the Closing, not exercise any such redemption rights; and (ii) beneficially owned any SEAC Class A Ordinary Shares as of the date of its Subscription Agreement (the “Currently Owned Shares”), but only if the PIPE Investor agrees, with respect to such Currently Owned Shares, to (A) not to sell or transfer and such Currently Owned Shares prior to the Closing, (B) vote all of its Currently Owned Shares in favor of approving the Proposed Transactions at the SEAC Shareholder Meeting, and (C) to the extent such investor has the right to have all or some of its Currently Owned Shares redeemed for cash in connection with the Closing, not exercise any such redemption rights.

If such PIPE Investors exercise their Reduction Rights and meet the foregoing conditions, then for every SEAC Class A Ordinary Share for which such PIPE Investor exercises its Reduction Right, such PIPE Investor will be entitled to purchase from SEAC 0.1111 newly issued SEAC Class A Ordinary Shares, at a purchase price of $0.0001 per share, which shares will be issued by SEAC prior to the SEAC Merger.

The foregoing description of the PIPE Investment does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of the Subscription Agreement, a copy of which is filed as Exhibit 10.1 hereto and are incorporated by reference herein.

Sponsor Support Agreement

Concurrently with the execution of the Business Combination Agreement, SEAC, the Sponsor and StudioCo entered into a sponsor support agreement (the “Sponsor Support Agreement”), pursuant to which, among other things, the Sponsor has agreed to (i) one business day prior to the Closing Date, immediately following the Unit Separation and prior to the SEAC merger, surrender, forfeit and transfer to SEAC, for no consideration and without further right thereto, and consent to the termination and cancellation of, the Private Placement Warrants held by it, (ii) not transfer any securities of SEAC held by it until the earlier of (a) the Closing and (b) the valid termination of the Sponsor Support Agreement, subject to certain exceptions as provided in the Sponsor Support Agreement or permitted by the Business Combination Agreement or other agreement in connection with the Proposed Transactions; and (iii) vote all SEAC Ordinary Shares held by it in favor of each of the proposals to be presented at the SEAC Shareholders Meeting.

The foregoing description of the Sponsor Support Agreement is qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Warrantholder Support Agreements

Concurrently with the execution of the Business Combination Agreement, StudioCo and holders of SEAC Public Warrants owning an aggregate of approximately 44.19% of the total outstanding SEAC Public Warrants (the “SEAC Warrant Support Investors”), entered into investor support agreements (the “Warrantholder Support Agreements”), pursuant to which, among other things, the SEAC Warrant Support Investors agreed to vote in favor of the SEAC Warrant Agreement Amendment at the SEAC Public Warrant Holder Meeting. Approval of the SEAC Warrant Agreement Amendment requires the vote of at least 50% of the outstanding SEAC PubliC Warrants. An entity controlled by the Sponsor has agreed with Lionsgate that it will purchase additional SEAC Public Warrants in the open market in order to meet such threshold and to vote such SEAC Public Warrants in favor of the SEAC Warrant Agreement Amendment at the SEAC Public Warrant Holder Meeting.

The foregoing description of the Warrantholder Support Agreements is qualified in its entirety by reference to the full text of the form of Warrantholder Support Agreements, a copy of which is included as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Lock-Up Agreement

In connection with the Closing, the Sponsor and its transferees (collectively, the “SEAC Holders”) and holders of Pubco Common Shares affiliated with LG Parent (the “Lionsgate Holders” and, together with the SEAC Holders, the “Lockup Shareholders”) will enter into a lockup agreement (the “Lockup Agreement”) with PubCo.

Pursuant to the Lockup Agreement, the Lionsgate Shareholders will agree not to transfer (except for certain permitted transfers) PubCo Common Shares, including any PubCo Common Shares issuable upon exercise of any options of Pubco immediately following the Closing, but excluding the options of PubCo themselves (the “Lockup Shares”), for a period of 180 days after the Closing.

In addition, the SEAC Holders will agree not to transfer (except for certain permitted transfers) the Lockup Shares held by them until the earliest of (i) the date that is one year after the Closing Date, (ii) (x) with respect to 50% of the PubCo Common Shares held by the SEAC Holders (the “SEAC Lock-Up Shares”), the date on which the Trading Price (as defined below) of the PubCo Common Shares equals or exceeds $12.50 per share and (y) with respect to the remaining 50% of the SEAC Lock-Up Shares, the date on which the Trading Price of a PubCo Common Share equals or exceeds $15.00 per share, in each case at least 180 days after the Closing Date, and (iii) the date on which PubCo completes a liquidation, merger, amalgamation, capital stock exchange, spin-off, separation, distribution, reorganization or other similar transaction.

“Trading Price” means the daily closing price of the PubCo Common Shares (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within a period of thirty (30) consecutive trading days beginning thirty (30) days or more after the Closing.

The foregoing description of the Lockup Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of the Lockup Agreement, a copy of which is filed as Exhibit 10.4 hereto and is incorporated by reference herein.

Sponsor Option Agreement

One business day prior to the Closing, in connection with the Sponsor Securities Repurchase, SEAC, New SEAC and the Sponsor will enter into a sponsor option agreement (the “Sponsor Option Agreement”), pursuant to which the Sponsor will receive, as partial consideration for the Sponsor Securities Repurchase (with respect to the SEAC Class B Ordinary Shares held by the Sponsor), 2,200,000 options of SEAC (the “SEAC Sponsor Options”), each of which will entitle the Sponsor to purchase one SEAC Class A Ordinary Share at $0.0001 per share. In connection with the Transactions, the SEAC Sponsor Options will convert into options to purchase PubCo Common Shares.

The SEAC Sponsor Options will become exercisable, subject to the terms, conditions and exceptions set forth in the Sponsor Option Agreement, (i) on or after the date on which the Trading Price of the Pubco Common Shares (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) equals or exceeds US$16.05 per share or (ii) if a Change of Control (as defined in the Sponsor Option Agreement) occurs, subject to certain conditions.

The foregoing description of the Sponsor Option Agreement is qualified in its entirety by reference to the full text of the form of Sponsor Option Agreement, a copy of which is included as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

Amended and Restated Registration Rights Agreement

Concurrently with the Closing, Pubco, Studio HoldCo and the Sponsor will enter into an amended and restated registration rights agreement (the “A&R Registration Rights Agreement”), pursuant to which, among other things, Pubco will agree that, within 30 days after the Closing, Pubco will file with the SEC (at Pubco’s sole cost and expense) a registration statement registering the resale of certain securities held by or issuable to certain existing shareholders of SEAC, including the Sponsor, and Studio HoldCo (the “Resale Registration Statement”), and Pubco will use its commercially reasonable efforts to have the Resale Registration Statement declared effective as soon as reasonably practicable after the filing thereof. Such holders will be entitled to customary piggyback registration rights and demand registration rights.

The foregoing description of the A&R Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of A&R Registration Rights Agreement, a copy of which is included as Exhibit D to the Business Combination Agreement, filed as Exhibit 10.6 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The SEAC Class A Ordinary Shares issuable in connection with the Subscription Agreements will not be registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Additional Information about the Proposed Transactions and Where to Find It

In connection with the Proposed Transactions, New SEAC intends to file with the SEC the Registration Statement, which will include a preliminary proxy statement of SEAC and a preliminary prospectus of Pubco, and after the Registration Statement is declared effective, SEAC will mail the definitive proxy statement/prospectus relating to the Proposed Transactions to SEAC’s shareholders and public warrant holders as of the respective record dates to be established for voting at the SEAC Shareholders Meeting and the SEAC Public Warrant Holders Meeting. The Registration Statement, including the proxy statement/prospectus contained therein, will contain important information about the Proposed Transactions and the other matters to be voted upon at SEAC Shareholders Meeting and the SEAC Public Warrant Holders Meeting. This communication does not contain all the information that should be considered concerning the Proposed Transactions and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. SEAC, Pubco and LG Parent may also file other documents with the SEC regarding the Proposed Transactions. SEAC’s shareholders, public warrant holders and other interested persons are advised to read, when available, the Registration Statement, including the preliminary proxy statement/prospectus contained therein, the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Proposed Transactions, as these materials will contain important information about SEAC, Pubco, MergerCo, New BC Sub, LG Parent, Studio HoldCo, StudioCo, and the Proposed Transactions.

SEAC’s shareholders, public warrant holders and other interested persons will be able to obtain copies of the Registration Statement, including the preliminary proxy statement/prospectus contained therein, the definitive proxy statement/prospectus and other documents filed or that will be filed with the SEC, free of charge, by SEAC, Pubco and LG Parent through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

SEAC, LG Parent, Pubco and their respective directors and officers may be deemed participants in the solicitation of proxies of SEAC shareholders and public warrant holders in connection with the Proposed Transactions. More detailed information regarding the directors and officers of SEAC, and a description of their interests in SEAC, is contained in SEAC’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 1, 2023, and is available free of charge at the SEC’s website at www.sec.gov. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of SEAC’s shareholders and public warrant holders in connection with the Proposed Transactions and other matters to be voted upon at the SEAC Shareholders Meeting and the SEAC Public Warrant Holders Meeting will be set forth in the Registration Statement for the Proposed Transactions when available.

Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about the SEAC or LG Parent’s ability to effectuate the Proposed Transactions discussed in this document; the benefits of the Proposed Transactions; the future financial performance of Pubco (which will be the go-forward public company following the completion of the Proposed Transactions) following the transactions; changes in LG Parent’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this document, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing SEAC, LG Parent or Pubco’s views as of any subsequent date, and none of SEAC, LG Parent or Pubco undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Neither Pubco nor SEAC gives any assurance that either Pubco or SEAC will achieve its expectations. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, Pubco’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the timing to complete the Proposed Transactions by SEAC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by SEAC; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements relating to the Proposed Transactions; (iii) the outcome of any legal, regulatory or governmental proceedings that may be instituted against Pubco, SEAC, LG Parent or any investigation or inquiry following announcement of the Proposed Transactions, including in connection with the Proposed Transactions; (iv) the inability to complete the Proposed Transactions due to the failure to obtain approval of SEAC’s shareholders or public warrant holders; (v) LG Parent’s and Pubco’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the Proposed Transactions; (vi) the ability of the parties to obtain the listing of Pubco Common Shares on the Stock Exchange upon the Closing; (vii) the risk that the Proposed Transactions disrupts current plans and operations of LG Parent; (viii) the ability to recognize the anticipated benefits of the Proposed Transactions; (ix) unexpected costs related to the Proposed Transactions; (x) the amount of redemptions by SEAC’s public shareholders being greater than expected; (xi) the management and board composition of Pubco following completion of the Proposed Transactions; (xii) limited liquidity and trading of Pubco’s securities following completion of the Proposed Transactions; (xiii) changes in domestic and foreign business, market, financial, political and legal conditions, (xiv) the possibility that LG Parent or SEAC may be adversely affected by other economic, business, and/or competitive factors; (xv) operational risks; (xvi) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on LG Parent’s resources; (xvii) the risk that the consummation of the Proposed Transactions is substantially delayed or does not occur; and (xix) other risks and uncertainties indicated from time to time in the Registration Statement, including those under “Risk Factors” therein, and in the other filings of SEAC, LG Parent and Pubco with the SEC.

No Offer or Solicitation

This Current Report on Form 8-K relates to a Proposed Transactions between LG Parent and SEAC. This document does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transactions. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any offer, sale or exchange of securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description

2.1†	Business Combination Agreement, dated as of December 22, 2023, by and among Screaming Eagle Acquisition Corp., SEAC II Corp., SEAC MergerCo, 1455941 B.C. Unlimited Liability Company, Lions Gate Entertainment Corp., LG Sirius Holdings ULC and LG Orion Holdings ULC.

10.1	Form of Subscription Agreement.

10.2	Sponsor Support Agreement, dated December 22, 2023.

10.3	Form of Warrant Support Agreement.

10.4	Form of Lock-Up Agreement.

10.5	Form of Sponsor Option Agreement.

10.6	Form of Amended and Restated Registration Rights Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCREAMING EAGLE ACQUISITION CORP.

Date: December 22, 2023	By:	/s/ Eli Baker
	Name:	Eli Baker
	Title:	Chief Executive Officer